UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Loan Agreement

On February 27, 2026, GHI South Carolina Holdings LLC, GHI South Carolina Century Plaza LLC, GHI South Carolina Sondrio LLC, GHI South Carolina Vietti LLC, and GHI South Carolina Windsor LLC (collectively, the “Borrower”), all of which are subsidiaries of Greystone Housing Impact Investors LP (the “Partnership”), entered into a First Amendment to Loan Agreement (the “First Amendment”) with the administrative agent, BankUnited, N.A (as “Administrative Agent”), which modifies certain provisions of the original Loan Agreement dated December 31, 2025 (the “Loan Agreement,” and as amended by the First Amendment, the “Amended Loan Agreement”). In connection with the First Amendment, the Borrower executed two promissory notes (the “Notes”) payable to the order of BankUnited, N.A. and ServisFirst Bank (collectively, the “Lenders”) totaling $84,000,000, which is the principal amount outstanding under the Amended Loan Agreement.

The following items are the material amendments to the Loan Agreement accomplished by the First Amendment. Capitalized terms not defined herein are defined in the Amended Loan Agreement.

•
Modification to certain definitions in the Amended Loan Agreement;
•
The addition of certain Post-Closing Pledgors;
•
Modification of certain extension requirements upon the initial Maturity Date; and
•
Changes to financial covenants that now require demonstration of a debt service coverage ratios of 1.00:1.00 and 1.05:1.00 measured as of February 15, 2027 and June 30, 2027, respectively.

The First Amendment also confirms that additional loan principal of $42,000,000 has been advanced to the Borrower; an acknowledgement by the Borrower that the Post-Closing Properties (later defined), including related mortgages, assignments, and pledges, are incorporated in the Amended Loan Agreement; that the Borrower confirms all security interests and liens for the benefit of the Lenders; reaffirmation of guaranties by the respective guarantors; and ratification of the terms of the original Loan Agreement to the extent such terms are not changed by the First Amendment.

The Borrower received additional principal proceeds totaling $42,000,000 that were used to finance the acquisition of Windsor Shores Apartments, a 176-unit multifamily property in Columbia, SC, and Century Plaza Apartments (formerly known as The Ivy Apartments), a 212-unit multifamily property in Greenville, SC (collectively, the “Post-Closing Properties”). Windsor Shores Apartments and Century Plaza Apartments were previously owned by different non-profit entities and served as collateral for mortgage revenue bond investments held by the Partnership. The non-profit owners acquired the properties in early 2023, and the properties underwent rehabilitation and converted from market rate operations under previous ownership to rent-restricted affordable properties. The rehabilitation was completed, but the properties were unable to achieve operating results at levels required under the mortgage revenue bond documents, which resulted in events of default in February 2026. The Partnership, pursuant to its rights and remedies under the mortgage revenue bond documents, exercised its rights to acquire the Post-Closing Properties via deed in lieu of foreclosure on February 27, 2026.

The Borrower’s obligations under the Amended Loan Agreement are secured by collateral consisting of: (i) pledges of ownership interests of the various entities of Borrower; (ii) mortgages, assignments of leases and rents, and related documents and assignments for the Closing Date Properties and Post-Closing Properties; and (iii) all swap agreements hedging the floating interest rate of the Notes (collectively, the “Collateral”).

The Notes bears interest at an annual rate equal to the sum of one-month Term SOFR (as defined in the Loan Agreement) plus 2.75%, resetting monthly, with interest due the fifteenth day of each month. If an event of default has occurred and is continuing, the Notes will bear interest at the lesser of (i) a default rate that is 5% higher than the rate which would otherwise be applicable to the Notes, or (ii) the highest amount permitted by applicable law. The Amended Loan Agreement contains various customary terms for determining an alternative index rate in the event Term SOFR is undeterminable or otherwise unavailable. In addition, the Partnership may be required to make payments to cover increasing costs to the Lenders related to the Notes due to changes in law, as determined by the Lenders on a reasonable basis. The Borrower executed two swap agreements to hedge the floating interest rate of the Notes, which aggregate to the principal amount of $84,000,000.

The foregoing descriptions of the First Amendment and Notes are a summary and are qualified in their entirety by reference to the full text of the First Amendment and Notes, copies of which are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

In addition, the full text of the Loan Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on January 7, 2026, is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Loan Agreement, the First Amendment, and the notes, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, risks involving fluctuations in short-term interest rates, collateral valuations, bond investment valuations, current maturities of our financing arrangements and our ability to renew or refinance such maturities, and overall economic and credit market conditions. For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Loan Agreement dated February 27, 2026 between Borrower and BankUnited, N.A.
10.2	Promissory Note dated February 27, 2026 between Borrower and payable to BankUnited, N.A.
10.3	Promissory Note dated February 27, 2026 between Borrower and payable to ServisFirst Bank.
10.4

Loan Agreement dated as of December 31, 2025 among Borrower, BankUnited, N.A., as Administrative Agent, and Lenders(incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 001-41564), filed by the Partnership on January 7, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	March 5, 2026	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer